SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2000

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	1-8847 (Commission File Number)	75-1907501 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (817) 731-0099

____________________________________________________________

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	2-97230 (Commission File Number)	75-0204070 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (817) 731-0099

____________________________________________________________

(Former name or former address, if changed since last report)

 ___________________________________________________________________________________________________________________________

Item 5. Other Events.

     On August 17, 2000, TNP Enterprises, Inc. ("TNP") and Texas-New Mexico Power Company ("TNMP") issued a press release announcing earnings for the second quarter of 2000 and the declaration of a dividend by TNMP payable to its sole shareholder, TNP. The press release is attached to this report as an exhibit and is incorporated by reference..

Item 7. Exhibits.

99     Press Release dated August 17, 2000

Statement Regarding Forward Looking Information

     The discussions in this document that are not historical facts are based upon current expectations. Actual results may differ materially. Among the facts that could cause the results to differ materially from expectations are the following: our ability to adapt to open market competition enacted by our legislators and regulators; the effects of accounting pronouncements that may be issued periodically; changes in regulations affecting TNP and TNMP's businesses; general business and economic conditions, price fluctuations in the electric power market; and other factors described from time to time in TNP's and TNMP's reports filed with the Securities and Exchange commission. TNP and TNMP wish to caution readers not to place undue reliance on any such forward looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

 ___________________________________________________________________________________________________________________________

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: August 17, 2000	By: /s/ M. S. Cheema_________________
Treasurer

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: August 17, 2000	By: /s/ M. S. Cheema_________________
Senior Vice President and Chief Financial Officer

___________________________________________________________________________________________________________________________

EXHIBIT INDEX

Exhibit

Number                           Description

99 Press Release dated August 17, 2000.